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                                                                   Exhibit 23.02
                                                                   -------------

                      CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 of our report dated February 12, 1998 relating to the financial Statements and financial Statement Schedule, which appears in Onsale, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998.


/s/ PricewaterhouseCoopers LLP

San Jose, California
November 22, 1999